OPPENHEIMER HIGH YIELD FUND
                Supplement dated February 7, 1996 to the
                    Prospectus dated November 1, 1995

The following change is made to the Prospectus:

1. Under "Distribution and Service Plan for Class B Shares" on page 33, the third sentence of the third paragraph is amended to read as follows:

          The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.








February 7, 1996